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                                                                    Exhibit 10.5


Innovative Drug Delivery Systems, Inc.
September 22, 2000

CONFIDENTiAL

Dr. Donald B. Morel Sr,, Division President
West Pharmaceutical Services, Inc.
101 Gordon Drive
Lionville, PA 19341


Re: Letter Agreement


Dear Don:

This letter shall serve as our agreement that Section 4.1 of the License Agreement between West Pharmaceutical Services, Inc., its wholly owned subsidiary West Pharmaceutical Services Drug Delivery & Clinical Research Centre Ltd. and Innovative Drug Delivery Systems, Inc. is hereby amended in its entirety to read as follows:

4.1 License Fees. IDDS shall pay to West the amount of $2,250,000 on or before September 27, 2000.

If this is acceptable to you, kindly execute this Letter Agreement where appropriate and return a copy to me at your earliest convenience.

Thank you.


                                    Sincerely,



                                    Mark C. Rogers, M.D.
                                    Chairman


WEST PHARMACEUTICAL SERVICES, INC.

By:  /s/ Donald E. Morel Jr.
   ----------------------------------------------
         Donald E. Morel Jr., Division President,
         Drug Delivery Systems


WEST PHARMACEUTICAL SERVICES DRUG DELIVERY &
CLINICAL RESEARCH CENTRE LTD.

By:  /s/ Donald E. Morel Jr., Chairman
   ----------------------------------------------
         Donald E. Morel Jr., Chairman

                       787 Seventh Avenue 48th Floor New York, NY 10019
                        Tel: 212-554-4351 Fax: 212-554-4490